CANANDAIGUA NATIONAL COLLECTIVE INVESTMENT
                     FUND FOR QUALIFIED TRUSTS

                        1997 ANNUAL REPORT


SUPERVISORY COMMITTEE

Robert J. Craugh, Canandaigua, New York
Chairman
Retired, former Senior Vice President-Operations
The Canandaigua National Bank and Trust Company

Robert N. Coe, Bloomfield, New York
President and co-owner, W.W. Coe and Sons, Inc.
(Independent insurance agency)

Donald C. Greenhouse, Canandaigua, New York
President and Owner, Seneca Point Associates, Inc.
(Business and consulting firm)

Steven H. Swartout, Canandaigua, New York
Attorney-at-Law
Canandaigua, New York

OFFICERS:

Robert J. Craugh, Chairman
Steven H. Swartout, Secretary and Treasurer

OFFICES  OF  CANANDAIGUA  NATIONAL COLLECTIVE INVESTMENT FUND FOR QUALIFIED
TRUSTS:

72 South Main Street
Canandaigua, New York 14424

INVESTMENT ADVISOR AND TRANSFER AGENT OF ASSETS:

The Canandaigua National Bank and Trust Company
72 South Main Street
Canandaigua, New York 14424

CUSTODIAN OF ASSETS:

The Northern Trust Company
50 South La Salle Street
Chicago, Illinois 60675

LEGAL COUNSEL:

Underberg & Kessler LLP
1800 Chase Square
Rochester, New York 14604

INDEPENDENT AUDITORS:

Morga Jones & Hufsmith, P.C.
25 North Street
Canandaigua, New York 14424

Dear Unitholder:

THE EQUITY PORTFOLIO

In 1997 the Equity fund was up 16.31% compared with the S&P 500 and Long-Term Growth fund peer group, as tracked by CDA/Wiesenberger, which were up 33.4% and 24.5%, respectively. The fourth quarter for the Fund was marred by the effects of the currency crisis in the Pacific Rim, particularly in Korea. The value of the Korean won fell by more than 50% during the quarter and caused many market participants to assume that the Korean semiconductor manufacturers would be unable to continue their dramatic growth in the production of semiconductors. The common argument was that this retrenchment would negatively impact those companies that manufacture and sell semiconductor capital equipment. Consequently, semiconductor capital equipment manufacturers such as Applied Materials, PRI Automation, Asyst Technologies, Teradyne and Credence Systems share prices fell an average of almost 44% in the fourth quarter alone. Ironically, Korean orders have not been a historically significant portion of several of these firms' business and thus, the disintegration of the Korean won should have had a minimal impact on the fundamental outlook for earnings at these companies. We believe that as 1998 unfolds and the capital equipment order rates for American firms such as Intel, Motorola and Texas Instruments are measured with the growth in Europe and Taiwan, and the investment community is reassured through positive earnings announcements in this sector, our decision to buy in the face of adversity in the fourth quarter will be rewarded. At the time we are writing to you we are pleased to note that this sector's share price performance has begun to improve and we are hopeful for continued positive performance particularly through the second half of 1998 and into 1999.

Management is encouraged by the performance in the pharmaceutical and telecommunications fields and continues to maintain significant exposure to these industries. Both groups have very compelling arguments for further near as well as long-term growth prospects and have both enjoyed short-term focus due to merger and acquisition activity. In particular, merger discussions amongst SmithKline-Beecham and American Home Products and then later Glaxo Wellcome and the record breaking size of the agreed upon merger of MCI and WorldCom have had positive effects in share price performance in 1998. We believe that we are exceptionally well positioned to take advantage of continued growth in both of these industries and look forward to WorldCom completing its acquisition of MCI and becoming one of the most formidable global competitors in telecommunications.

THE BOND PORTFOLIO

The Bond Portfolio returned 7.89% for 1997. The Lehman Brothers Government/Corporate Index returned 9.8% and the average and the average investment grade bond fund as measured by CDA/Wiesenberger earned 8.3%. As of year-end government issued securities represented 46.65% of the portfolio, corporate issues 45.43% and cash 3.27%. The weighted average maturity of the portfolio was 6.2 years. Management anticipates maintaining a similar weighting and maturity level in 1998. As the Bond Portfolio continues to be rather small in terms of total net assets, the Funds Board of Directors authorized a temporary suspension of the investment advisory fee associated with the management of this portfolio. We are hopeful that the combination of no advisory fee and the reorganization to a Delaware Business Trust should provide the opportunity to grow the assets of the Bond Fund and achieve some economies of scale in terms of the expenses associated with managing a registered investment company.

The fixed income markets enjoyed a bull market following the Federal Reserve's movement to tighten interest rates in March. Throughout the year economic statistics were released that evidenced a strong economy with a remarkably low inflation rate. In March housing starts hit the highest rate in three years; In May consumer confidence was at a 30 year high; The unemployment rate in November, at 4.7%, was the lowest in thirty years and
in December, interest rates hit a four year low.   We continue to maintain
a constructive outlook for interest rates in 1998. Our expectation that the Fed will, in the worst scenario, maintain their current policy stance and could potentially reduce the Fed Funds rate by a quarter to half point from the current 5.5% level. Furthermore, we anticipate very favorable inflation news on both the consumer and wholesale levels and economic growth, which will slow somewhat from last year's level but still stay in positive territory. The favorable inflation environment will become even better as the United States imports goods made in countries that have suffered dramatic declines in their local currencies and thus lower the overall cost of these imports. This phenomenon works both to our advantage and disadvantage. As the cost of imports declines, the cost of American made exports to these regions have skyrocketed and may lower the sales growth for companies relying on customer orders coming, in particular, from the Pacific Rim. Those American companies that sell predominantly in Europe will not be penalized as severely as those will with significant sales in Asia.

OVERVIEW FOR 1998

On February 9, 1998 the funds effectively reorganized as a Delaware Business Trust. There are three fundamental changes from this reorganization that you as a unitholder should understand. First, is that in addition to accepting investments from your IRA and retirement plans, you and others will be able to invest non-tax qualified money into the same portfolios that you have become familiar with over the past five years. Secondly, the fund will be paying out the capital gains, interest and dividend income to unitholders. Later in the year we will ask you whether you would like these dividends to be reinvested in the fund or distributed in cash to your retirement account. We will not be sending you a dividend payment, as that would represent a taxable event. If you elect to receive your dividend in cash you should meet with your investment officer and discuss how you would like to reinvest these cash dividends. Finally, the Canandaigua Funds hire Canandaigua National Bank to perform the portfolio management services as well a monitor some of the day-to-day operational issues of the fund. The current regulatory environment requires the Canandaigua Funds to hire a distributor, other than Canandaigua National, to meet some of the responsibilities of day-to-day shareholder activity. The Funds have selected American Data Services and its sister company ADS Distributors to meet many of the shareholder servicing, transfer agent and distribution functions associated with the management of the fund. While we were initially apprehensive about the regulatory constraints that force us to introduce a third party to our customers, we have been pleased thus far with the professionalism and friendly atmosphere presented by our distributor and encourage you to call their toll free number 1-888-693-9276 or call your regular investment officer should you have any questions about investment in the Canandaigua Funds.

The investment arena for 1998 should remain constructive for both the stock and bond markets. However, we believe that the level of volatility in the equity markets will increase and the penalty that the market imposes for missing earnings expectations will at times be severe. We believe that inflation will continue to head lower and that interest rates will also head lower. If the Federal Reserve maintains their current monetary stance then real interest rates, measured by subtracting the rate of inflation from the nominal rate, will be high by all historical standards and should continue to act as a governor on the pace of overall domestic economic growth. The Federal government will most likely have a budget surplus this year, which will continue to add to the already dreamlike economic environment that we have enjoyed for the past few years.


As always, we encourage you to call us with any of your investment comments or questions and we look forward to a prosperous 1998.


Sincerely,


Gregory S. MacKay
Bond Fund Portfolio Manager
Senior Vice President
The Canandaigua National Bank and Trust Company


Robert J. Swartout
Equity Fund Portfolio Manager
Vice President
The Canandaigua National Bank and Trust Company

BOND PORTFOLIO SINCE INCEPTION
HOW A $10,000 INVESTMENT HAS GROWN
                                                   CDA/WIESENBERGER
                BOND       LEHMAN INTERMEDIATE     INVESTMENT GRADE
             PORTFOLIO        GOV/CORP              BOND FUND AVG

12/31/92        10,000           10,000                 10,000
12/31/93        10,258           10,879                 11,365
12/31/94         9,920           10,669                 10,805
12/31/95        12,087           12,305                 12,841
12/31/96        12,465           12,803                 13,226
12/31/97        13,449           13,810                 14,400

        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97:

ONE YEAR:           FIVE YEARS:         SINCE INCEPTION (9/9/92):
   7.89%                6.11%                   5.86%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FIGURES SHOWN ASSUME THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

EQUITY PORTFOLIO SINCE INCEPTION
HOW A $10,000 INVESTMENT HAS GROWN

                                              CDA/WIESENBERGER
                EQUITY        S&P 500         DOMESTIC GROWTH
                PORTFOLIO     COMPOSITE       MUTUAL FUND AVG.

12/31/92          10,000          10,000           10,000
12/31/93          10,576          11,008           11,187
12/31/94          10,634          11,153           11,026
12/31/95          13,376          15,345           14,463
12/31/96          16,273          18,868           17,257
12/31/97          18,927          25,163           21,484

        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97:

ONE YEAR:           FIVE YEARS:         SINCE INCEPTION (9/9/92):
   16.31%                13.61%                   13.29%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FIGURES SHOWN ASSUME THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

                        CANANDAIGUA NATIONAL COLLECTIVE
                     INVESTMENT FUND FOR QUALIFIED TRUSTS

                          FINANCIAL STATEMENTS AS OF

                               DECEMBER 31, 1997

                                 TOGETHER WITH

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                        CANANDAIGUA NATIONAL COLLECTIVE
                     INVESTMENT FUND FOR QUALIFIED TRUSTS
                          FINANCIAL STATEMENTS AS OF
                               DECEMBER 31, 1997

                               TABLE OF CONTENTS
                                                                           PAGE
Report of Independent Public Accountants                                      1
Statements of Assets and Liabilities as of December 31, 1997                  2
Statements of Operations for the Years Ended December 31,
  1997 and 1996                                                               3
Statements of Changes in Net Assets for the Year Ended
   December 31, 1997 and 1996                                                 4
Schedule of Portfolio Investments as of December 31, 1997:
      - Bond Portfolio                                                      5-6
      - Equity Portfolio                                                   7-10
Notes to Financial Statements                                                11
Selected Per-Share Data and Ratios/Supplemental Data                         14

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors
Canandaigua National Collective Investment
Fund for Qualified Trusts

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Canandaigua National Collective Investment Fund for Qualified Trusts (comprising, respectively, the Bond and Equity portfolios), as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1997 and 1996 and the selected per-share data and ratios/supplemental data for the years ended December 31, 1997, 1996, 1995, 1994 and 1993. These financial statements and per-share data and ratios/supplemental data are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios/supplemental data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios/supplemental data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per-share data and ratios/supplemental data referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Canandaigua National Collective Investment Fund for Qualified Trusts as of December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for the years ended December 1997 and 1996, and the selected per-share data and ratios/supplemental data for the years ended December 31, 1997, 1996, 1995, 1994 and 1993, in conformity with generally accepted accounting principles.


/s/ MORGA JONES & HUFSMITH, P.C.

Canandaigua, New York
January 20, 1998 (except for the matter discussed in Note 5 as to which date is February 9, 1998)

                CANANDAIGUA NATIONAL COLLECTIVE
                INVESTMENT FUND FOR QUALIFIED TRUSTS
                STATEMENT OF ASSETS AND LIABILITIES
                        December 31, 1997

                                                                                Portfolio

                                                                        Bond            Equity          Total


                  ASSETS

INVESTMENT SECURITIES, AT MARKET (bond portfolio cost -
$646,381; equity portfolio cost - $18,669,688)                          $655,713      $17,706,624      $18,362,337

CASH AND CASH EQUIVALENT                                                     862           99,811          100,673

RECEIVABLES FOR:

Dividends and accrued interest                                            10,748            9,770           20,518

Total assets                                                             667,323       17,816,205       18,483,528


                  LIABILITIES


PAYABLES FOR:

Investment management fees                                                    -           (16,175)         (16,175)
Professional fees                                                          (440)          (12,342)         (12,782)
Custodial fees                                                             (407)             (402)            (809)

Total payables/liabilities                                                 (847)          (28,919)         (29,766)

NET ASSETS AT DECEMBER 31, 1997: (equivalent to $13.53
per unit for bond portfolio and $19.40 per unit for equity portfolio, based on 49,250 units and 916,673 units outstanding for bond and
equity portfolios, respectively)                                        $666,476      $17,787,286      $18,453,762

The accompanying notes are an integral part of these financial statements

                        CANANDAIGUA NATIONAL COLLECTIVE
                        INVESTMENT FUND FOR QUALIFIED TRUSTS
                        STATEMENT OF OPERATIONS
                        For the Year Ended December 31, 1997

                                                        Portfolio

                                                Bond               Equity           Total


INVESTMENT INCOME:
Interest income                                 $35,208             $ 10,958       $  46,166
Dividend income                                   1,182              170,375         171,557

Total investment income                          36,390              181,333         217,723


EXPENSES:

Investment management fees                       (1,535)            (162,307)       (163,842)
Custodial fees                                   (2,374)              (2,042)         (4,416)
Professional fees                                  (628)             (19,136)        (19,764)
Total expenses                                   (4,537)            (183,485)       (188,022)

Net investment income (expense)                  31,853               (2,152)         29,701

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:

Net realized gain (loss)                           (107)           3,993,077       3,992,970
Net unrealized gain (loss)                       16,007           (1,742,549)     (1,726,542)

Net realized and unrealized gain on investments  15,900            2,250,528       2,266,428

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                       $47,753           $2,248,376      $2,296,129

The accompanying notes are an integral part of these financial statements

                        CANANDAIGUA NATIONAL COLLECTIVE
                        INVESTMENT FUND FOR QUALIFIED TRUSTS
                        STATEMENT OF CHANGES IN NET ASSETS
                        For the Years Ended December 31, 1997 and 1996

                                                                Portfolio

                                                        Bond            Equity          Total

     FOR THE YEAR ENDED DECEMBER 31, 1997 -
OPERATIONS:
Net investment income (loss)                          $  31,853       $    (2,152)      $   29,701
Net realized gain (loss) on investments                    (107)        3,993,077        3,992,970
Net unrealized gain (loss) on investments                16,007        (1,742,549)      (1,726,542)

Net increase in net assets resulting from operations     47,753         2,248,376        2,296,129

UNIT SHARE TRANSACTIONS:
     Proceeds from units sold (15,383 and
     212,512 units in the bond and
       equity funds, respectively)                      198,015         3,943,645        4,141,660

     Cost of units purchased (6,114 and
     54,499 units in the bond and
       equity funds, respectively)                      (80,559)       (1,048,542)      (1,129,101)

Net increase in net assets resulting from
unit transactions                                       117,456         2,895,103        3,012,559

TOTAL INCREASE IN NET ASSETS                            165,209         5,143,479        5,308,688

NET ASSETS - beginning of year                          501,267        12,643,807       13,145,074

NET ASSETS - end of year                               $666,476      $ 17,787,286      $18,453,762


     FOR THE YEAR ENDED DECEMBER 31, 1996 -

OPERATIONS:
Net investment income                                $   25,101      $    3,487        $    28,588
Net realized gain (loss) on investments                    (789)      1,418,848          1,418,059
Net unrealized gain on investments                      (11,226)        608,639            597,413

Net increase in net assets resulting from operations     13,086       2,030,974          2,044,060

UNIT SHARE TRANSACTIONS:
     Proceeds from units sold (12,951 and
     178,976 units in the bond and
       equity funds, respectively)                      156,277        2,729,159         2,885,436

     Cost of units purchased (6,310 and
     35,580 units in the bond and
       equity funds, respectively)                      (76,541)        (548,895)         (625,436)

Net increase in net assets resulting from
unit transactions                                         79,736       2,180,264         2,260,000

TOTAL INCREASE IN NET ASSETS                              92,822       4,211,238         4,304,060

NET ASSETS - beginning of period                         408,445       8,432,569         8,841,014

NET ASSETS - end of period                              $501,267     $12,643,807       $13,145,074

The accompanying notes are an integral part of these financial statements.

                        CANANDAIGUA NATIONAL COLLECTIVE
                        INVESTMENT FUND FOR QUALIFIED TRUSTS
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                December 31, 1997

                                BOND PORTFOLIO

                                                                Cost                    Market Value
                                                                                                Percentage
                                                                Amount          Amount          of  Net Assets

INVESTMENT SECURITIES:
  U.S. GOVERNMENT NOTES & BONDS -

       25,000 US Treasury Note, 6.125%, March 31, 1998        $  24,991      $  25,039          3.76%
       20,000 US Treasury Note, 6.125%, May 15, 1998             20,047         20,050          3.01%
       25,000 US Treasury Note, 6.250%, August, 31, 2000         24,931         25,328          3.80%
       25,000 US Treasury Note, 6.125%, September 30, 2000       24,983         25,266          3.79%
       30,000 US Treasury Note, 5.500%, December 31, 2000        29,622         29,841          4.48%
       25,000 US Treasury Note, 5.250%, January 31, 2001         24,687         24,695          3.71%
       30,000 US Treasury Note, 6.375%, March 31, 2001           29,946         30,561          4.58%
       30,000 US Treasury Note, 5.875%, November 15, 2005        29,279         30,169          4.53%
       25,000 US Treasury Note, 5.625%, February 15, 2006        24,955         24,735          3.71%
       40,000 US Treasury Note, 6.875%, May 15, 2006             40,104         42,825          6.42%
       30,000 US Treasury Note, 7.000%, July 15, 2006            30,053         32,391          4.86%

        Total U.S. Government Notes & Bonds                     303,598        310,900         46.65%

  CORPORATE BONDS -

    Capital Equipment
     Aerospace & Military Technology
     15,000 Lockheed Martin Corporation, 6.750%,
        March 15, 2003                                           15,900         15,276          2.29%

    Construction
     25,000 Caterpillar Tractor Company, 6.000%, May 1, 2007     23,863         24,079          3.61%

        Total Capital Equipment                                  39,763         39,355          5.90%

    Consumer Goods
     Beverage & Tobacco
     20,000 Coca-Cola Company, 6.000%, July 15, 2003             19,962         20,025          3.01%
     25,000 Anheuser Busch, 6.750%, November 1, 2006             25,143         25,300          3.80%

     Retail
     25,000 Sears Roebuck & Company, 6.250%, January 15, 2004    23,680         24,882          3.73%

     Specialty Chemicals
     25,000 Eastman Chemical Company, 6.375%, January 15, 2004   25,141         25,011          3.75%

        Total Consumer Goods                                     93,926         95,218         14.29%

    Finance
     Banking
     30,000 Citicorp, 6.750%, August 15, 2005                    30,853         30,402          4.56%

    Financial Services
     10,000 Ford Motor Credit Co., 6.850%, August 15, 2000       10,004         10,151          1.53%
     20,000 General Electric Capital Corp. 5.500%,
                November 01, 2001                                19,940         19,559          2.93%
     30,000 Merrill Lynch & Company, Inc. 6.250%,
                October 15, 2008                                 29,681         29,332          4.40%
     20,000 Salomon Inc., 6.750%, August 15, 2003                19,905         20,261          3.04%

        Total Finance                                           110,383        109,705         16.46%

   Services
    Entertainment
     25,000 Walt Disney Co., 5.800%, November 27, 2008           23,200         24,139          3.62%

    Lodging
     25,000 Marriott International, Inc., 6.750%,
                December 15, 2003                                25,017         25,371          3.81%

    Telecommunications
     20,000 Pacific Bell, 6.250%, March 01, 2005                 19,600         19,925          2.99%
     30,000 LCI International, 7.250%, June 15, 2007             30,894         31,100          4.67%

        Total Services                                           98,711        100,535         15.09%

Total Corporate Bonds                                           342,783        344,813         51.74%

TOTAL INVESTMENT SECURITIES                                     646,381        655,713         98.39%

CASH AND CASH EQUIVALENT:

Canandaigua National Bank Collective Fixed Income                   862            862          0.13%

EXCESS OF RECEIVABLES OVER PAYABLES                               9,901          9,901          1.48%

NET ASSETS                                                   $  657,144      $ 666,476        100.00%

The accompanying notes are an integral part of these financial statements.

                        CANANDAIGUA NATIONAL COLLECTIVE
                        INVESTMENT FUND FOR QUALIFIED TRUSTS
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                December 31, 1997

                                EQUITY PORTFOLIO

                                                                       Cost                     Market Value
                                                                                                           Percentage
                                                                       Amount           Amount             of  Net Assets
INVESTMENT SECURITIES:

  COMMON STOCK -

    Capital Equipment
      Electrical & Electronics
        6,000 General Electric Co.                                     $426,620           $440,250              2.48%

      Farm Machinery
        28,000 AGCO Corporation                                         805,215            819,000              4.60%
        10,000 Deere & Company                                          546,645            583,125              3.28%

        Total Capital Equipment                                       1,778,480          1,842,375             10.36%

    Consumer Goods
      Appliances
        8,000 Sunbeam -Oster Company                                    327,438            337,000              1.89%

      Electronics
        15,000 Molex, Inc.                                              475,895            481,875              2.71%

        Total Consumer Goods                                            803,333            818,875              4.60%

    Energy
       Oil and Gas Exploration
        7,000 Cliffs Drilling                                           401,865            349,125              1.96%*
        6,000 Falcon Drilling, Inc.                                     214,015            210,375              1.18%*
        5,000 Schlumberger, LTD                                         415,716            402,500              2.27%

       Utilities
        10,000 AES Corporation                                          392,290            466,250              2.62%*

        Total Energy                                                  1,423,886          1,428,250              8.03%

   Finance
     Banking
       6,000 Chase Manhattan Corporation                                720,222            657,000              3.69%
       1,000 Wells Fargo & Co.                                          334,432            339,437              1.91%

     Credit Card
       20,000 MBNA Corporation                                          529,520            546,250              3.07%

        Total Finance                                                 1,584,174          1,542,687              8.67%

   Manufacturing
     Computers
        12,000 Compaq Computer Corporation                              750,740            677,250              3.81%*

        Total Manufacturing                                             750,740            677,250              3.81%

  Pharmaceutical
     Pharmaceutical
       7,000 American Home Products Corp.                               510,761            535,500              3.01%
       8,500 Merck & Co., Inc.                                          780,958            903,125              5.08%
       6,500 Zeneca Group ADR                                           655,295            702,000              3.95%

        Total Pharmaceutical                                          1,947,014          2,140,625             12.04%

  Semiconductors
     Semiconductors - Capital Equipment
        21,000 Asyst Technologies, Inc.                                 772,081            456,750              2.57%*
        33,000 Credence Systems Corporation                           1,232,807            977,625              5.49%*
        30,000 Integrated Process Equipment Corporation                 649,895            472,500              2.65%*
        15,000 Teradyne, Inc.                                           456,059            480,000              2.70%*
        30,000 Applied Materials                                      1,013,376            903,750              5.08%*
        20,000 PRI Automation, Inc.                                     970,099            577,500              3.25%*

  Semiconductors - Parts Production
        12,000 Vitesse Semiconductor Corporation                        534,178            453,000              2.55%*

        Total Semiconductors                                          5,628,495          4,321,125             24.29%

  Services
    Business & Public Services
        8,000 Paychex, Inc.                                             329,396            405,000              2.28%

    Marketing
        6,000 Catalina Marketing Corporation                            300,620            277,500              1.56%*

    Telecommunications - Network
        40,000 Frontier Corporation                                     781,342            962,500              5.41%
        20,000 MCI Communications                                       843,060            856,250              4.81%
        13,000 LCI International, Inc.                                  373,788            399,750              2.25%*
        25,000 World Communications, Inc.                               821,290            756,250              4.25%*

    Telecommunications - Calling cards
        30,000 Boston Communications Group, Inc.                        364,915            326,250              1.83%*
        30,000 Smartalk Teleservices, Inc.                              650,235            682,500              3.84%*

        Total Telecommunications                                      3,834,630          3,983,500             22.39%

                Total Services                                        4,464,646          4,666,000             26.23%

  Waste Management
    Waste Management
        9,000 US Filter Corporation                                     288,920            269,437              1.52%*

        Total Waste Management                                          288,920            269,437              1.52%


TOTAL INVESTMENT SECURITIES (COMMON STOCK)                           18,669,688         17,706,624             99.55%

CASH AND CASH EQUIVALENT:

        Canandaigua National Bank Collective Equity Fund                 99,811             99,811              0.56%

EXCESS OF PAYABLES OVER RECEIVABLES                                     (19,149)           (19,149)             (.11%)

NET ASSETS                                                          $18,750,350        $17,787,286            100.00%

*Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                        CANANDAIGUA NATIONAL COLLECTIVE
                     INVESTMENT FUND FOR QUALIFIED TRUSTS
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997


(1)   ORGANIZATION

      Canandaigua National Collective Investment Fund for Qualified Trusts (the Collective Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Collective Trust was designed for the investment of retirement funds held in certain qualified trusts. The Collective Trust was formed in
      September, 1992, and consists of a bond portfolio with an investment emphasis in fixed-income securities and an equity portfolio with a primary investment emphasis in common stocks.

      The Canandaigua National Bank and Trust Company (the Company) is the trustee of the Collective Trust (see Note 3).


(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      USE OF ESTIMATES -

      The financial statements have been prepared in conformity with generally accepted accounting principles and as such include amounts based on informed estimates and judgments of management with consideration given to materiality. Actual results could differ from those estimates.

      CASH AND CASH EQUIVALENTS -

      Interest bearing cash accounts are considered cash equivalents.

      VALUATION OF INVESTMENT SECURITIES AND INCOME RECOGNITION -

      Investments consist of debt and equity investment securities of the United States (U.S.) government and of corporations whose securities are traded on recognized U.S. securities exchanges. Investment securities are stated at fair value as determined by market value based upon closing sales prices reported on recognized securities exchanges on the last business day of the year or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices on that date. The market value of investment securities is subject to daily fluctuations. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Collective Trust if acquired within 60 days of maturity or, if already held by the Collective Trust on the 60th day, based on the value determined on the 61st day. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Supervisory Committee of the Collective Trust.

      The fair value of receivables for sale of investments and payables for purchase of investments are based on fair values as of the date of sale or purchase of the investment security.

      The fair value of individual investment securities  held  at December 31,
      1997   are   disclosed   in   the  accompanying  Schedules  of  Portfolio
      Investments.

      As is customary in the industry, securities transactions are accounted for on the date the securities are purchased or sold. Interest income is reported on the accrual basis. Dividend income is recorded on the ex-dividend date.

                        CANANDAIGUA NATIONAL COLLECTIVE
                     INVESTMENT FUND FOR QUALIFIED TRUSTS
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997


(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

      INCOME TAXES -

      It is the policy of the Collective Trust to comply with applicable requirements of the Internal Revenue Code. The Collective Trust is exempt from Federal income tax under Section 408 (e) of the Internal Revenue Code with respect to interests in the Collective Trust which are attributable to individual retirement trust accounts maintained in conformity with Section 408 (e) of the Internal Revenue Code, and exempt from Federal income tax under Section 501 (a) of the Internal Revenue Code with respect to interests in the Collective Trust which are attributable to pension or profit-sharing trusts (including those benefiting self-employed individuals) maintained in conformity with
      Section 401 (a) of the Internal Revenue Code. The Collective Trust is also not subject to taxation in New York State. For Federal income tax purposes, income earned by the Collective Trust is not taxable to participating trusts or participants until a participant receives a distribution from the Collective Trust. Withdrawals from the Collective Trust which are paid to participating trusts can be made at any time by participating trusts without penalty and without the amount withdrawn being subject to Federal income tax. There are no significant differences in financial and tax accounting methods of the Collective Trust.

      VALUATION OF SHARE UNITS -

      The Declaration of Trust provides that the Collective Trust may issue an unlimited number of units of beneficial interest without par value. Currently, the Collective Trust is offering units in a bond and a stock portfolio. The unit shares are voting, non-assessable, and have no preemptive rights or preferences as to conversion, exchange, dividends or retirement. At December 31, 1997, the majority of unit holders are located in New York State. The net asset value per unit of each portfolio is determined by dividing the total value of the portfolio's net assets by the number of outstanding units of the portfolio. The net asset values per unit in the accompanying financial statements were calculated in consideration of all purchases and sales transacted during the periods. Unit purchases are recorded when an investor's request for a unit purchase is accepted and unit distributions are recorded when an investor's request for distribution is received. Accordingly, any accepted unit purchase obligations for which cash has not yet been received are reflected as sale of fund's units and any approved distribution requests for which cash has not yet been disbursed are reflected as repurchases of fund's units in the statements of assets and liabilities.


(3)   AGREEMENTS

      The Company is the trustee of the Collective Trust under a Declaration of Trust. The portfolio investment managers of the Collective Trust are also officers of the Company. Subject to the direction of the Supervisory Committee of the Collective Trust, which performs the duties and undertakes the responsibilities of the Board of Directors of an investment company, the Company manages all of the business and affairs of the Collective Trust.

      The Collective Trust has entered into an Investment Management Agreement with the Company. Under the terms of the agreement, the Company will manage the investment of the assets of each retirement portfolio in conformity with the stated objectives and policies of that portfolio. For these services, the Collective Trust will and has paid investment management fees to the Company, at the rate of 1% of assets annually of each portfolio. In April 1994, however, the Supervisory Committee authorized a temporary reduction of this fee for the bond portfolio to .5%. On July 9, 1997, the Supervisory Committee authorized a temporary suspension, effective August 1, 1997, in the total investment management fee it pays for the bond portfolio. These rate reductions resulted in savings to the bond portfolio of $4,391 for the year ended December 31, 1997.

                        CANANDAIGUA NATIONAL COLLECTIVE
                     INVESTMENT FUND FOR QUALIFIED TRUSTS
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997



(3)   AGREEMENTS (continued)

      In addition, the Company has historically assumed expenses, other than primarily custodial and audit, incurred in the administration of the Collective Trust. During 1997, the Company also assumed approximately $5,000 of audit fees related to the reorganization of the Trust. The Company will, if applicable, reimburse the Collective Trust for the amount by which the expenses exceed the lower of (1) 1.5% of the average daily value of the Collective Trust's net assets during its fiscal year or (2) the most restrictive expense limitation applicable to the Collective Trust imposed by the securities laws of any state in which the units of the Collective Trust are sold.

      The Northern Trust Company acts as custodian of the assets of the Collective Trust. Custodial fees paid by the Collective Trust are based on an agreed fee schedule for asset holdings and transactions.

      The Collective Trust has entered into an accounting service agreement with American Data Services, Inc., for a three year period beginning January 1, 1996. Fees are based on monthly average net assets per portfolio. The agreement calls for an annual increase in fees based on a defined increase in the Consumer Price Index for the Northeast region of the United States of America. These fees, $24,010 for the year ended December 31, 1997, have historically been paid by the Company.


(4)   OTHER DISCLOSURES

      INVESTMENT SECURITIES PURCHASES AND SALES -

      During the year ended December 31, 1997, purchases and sales of investment securities, excluding cash and cash equivalent, amounted to the following:

                                     PORTFOLIO
                             BOND                EQUITY
Purchases                  $  212,501            $ 66,756,941
Sales                      $   49,532            $ 63,720,323

      Purchases and sales of government securities included in the bond portfolio amounts were $84,384 and $15,000, respectively. All other purchases and sales in the bond and equity portfolios were of investment securities, excluding government securities. Transaction fees paid in 1997 to the Company and The Northern Trust Company in the amount of approximately $4,700 and $3,800, respectively, were recorded as an adjustment to the basis of the related securities in the amount of approximately $8,200 in the equity portfolio and $300 in the bond portfolio.

                        CANANDAIGUA NATIONAL COLLECTIVE
                     INVESTMENT FUND FOR QUALIFIED TRUSTS
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997


(4)   OTHER DISCLOSURES (continued)

      UNREALIZED GAINS (LOSSES) ON INVESTMENTS -

      As of December 31, 1997, gross unrealized gains (losses) on investments with a cost of $646,381 in the bond portfolio and $18,669,688 in the equity portfolio are as follows:
                                                       PORTFOLIO
                                                BOND               EQUITY
      Gross unrealized gains               $    11,487         $   720,863
      Gross unrealized (losses)                 (2,155)         (1,683,927)
          Net unrealized gain (loss)       $     9,332         $  (963,064)

(5)   SUBSEQUENT EVENT

      Effective February 9, 1998, the Trust was reorganized on a tax free basis from a collective investment trust to a Delaware business trust. Among other things, this change in form will enable the Trust to expand its unit holders from certain qualified trusts to the general public. It is intended that the Trust will operate as a qualified regulated investment company, distributing any of its taxable income within prescribed times so that the Trust will continue to not be subject to income taxes.

CANANDAIGUA NATIONAL COLLECTIVE
INVESTMENT FUND FOR QUALIFIED TRUSTS
SELECTED PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA

                                                                                Bond Portfolio

                                                                           For the Years Ended December 31
                                                       1997           1996            1995            1994            1993
PER-SHARE DATA:                                                                                                       (Restated)
(For a share outstanding throughout each period)
  Net Asset Value, beginning of period                  $12.54        $12.25           $10.01          $10.48         $10.06
  Income (Loss) From Investment Operations -
    Net investment income (a)                             0.70          0.62             0.81            0.62           0.42
    Net realized and unrealized gain (loss)
      on investments                                      0.29         (0.33)            1.43           (1.09)             -
    Total income (loss) from investment operations        0.99          0.29             2.24           (0.47)          0.42
  Net Asset Value, end of period                        $13.53        $12.54           $12.25          $10.01         $10.48
  Total Return (b)                                        7.89%         2.37%           22.38%          (4.48%)         4.17%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (000 omitted)               $  666         $ 501           $ 408           $  298         $  555
  Ratio of Expenses to Average Net Assets                 0.77%         1.09%            0.89%           0.77%          1.14%
  Ratio of Net Investment Income to Average
    Net Assets                                            5.38%         5.17%            7.11%           6.16%          4.18%
  Portfolio Turnover Rate                                 8.44%        30.46%           14.13%          24.45%         62.96%


                                                                               Equity Portfolio

                                                                      For the Years Ended December 31
                                                       1997           1996            1995            1994            1993
PER-SHARE DATA:                                                                                                       (Restated)
 (For a share outstanding throughout each period)
  Net Asset Value, beginning of period                  $16.67         $13.71          $10.89          $10.85         $10.26
  Income (Loss) From Investment Operations -
    Net investment income (expense) (a)                     -            0.01            0.04            0.07           0.18
    Net realized and unrealized gain (loss)
      on investments                                      2.73           2.95            2.78           (0.03)          0.41
    Total income from investment operations               2.73           2.96            2.82            0.04           0.59
  Net Asset Value, end of period                        $19.40         $16.67          $13.71          $10.89         $10.85
  Total Return (b)                                       16.38%        21.59%           25.90%           0.37%          5.75%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (000 omitted)               $17,787       $12,644          $8,433          $5,777         $3,172
  Ratio of Expenses to Average Net Assets                  1.15%         1.12%           1.11%           1.09%          1.18%
  Ratio of Net Investment Income (Expense)
        to Average Net Assets                              0.00%         0.03%           0.32%           0.69%          1.70%
  Portfolio Turnover Rate                                398.23%       337.27%         375.30%         234.81%        165.68%
  Average Commission Rate Paid (c)                      $0.1029       $0.1204

(a) The investment management fees for the bond portfolio were reduced from 1% to .5% of assets annually from April, 1994 through July, 1997 and to zero from August 1, 1997 through December 31, 1997, resulting in a per share savings of $.10 , $.06, $.06 and $.03 for the years ended December 31, 1997, 1996, 1995 and 1994, respectively. In addition, during the periods presented, administrative expenses of the funds, other than primarily custodial and audit fees, have been assumed by the trustee of the funds.

(b) Assumes reinvestment of dividends and capital gains distribution, if any.

(c)    Disclosure of average commissions paid per share is not required for
the periods prior to 1996.   Average commissions paid were not
material in the bond portfolio. Shares traded on a principal basis are excluded. Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not reflected in the funds' statements of operations.